中华人民共和国

药品GMP证书

CERTIFICATE OF GOOD MANUFACTURING PRACTICES FOR PHARMACEUTICAL PRODUCTS

PEOPLE'S REPUBLIC OF CHINA

证书编号：
Certificate No.: H4119

企业名称：西安秦巴药业有限公司

Manufacturer: **Sian Qinba Pharmaceutical Co., Ltd.**

地　址：陕西省西乡县河滨路东

Address: **East Hebin Road, Xixiang County, Shaanxi Province**

认证范围：大容量注射剂

Scope of Inspection: **Large Volume Parenteral Solutions**

经审查，符合中华人民共和国《药品生产质量管理规范》要求。特发此证。

This is to certify that the above-mentioned manufacturer complies with the requirements of Chinese Good Manufacturing Practices for Pharmaceutical Products.

有效期至 2012 年 01 月 07 日

This certificate remains valid until 07/01/2012

发证机关：

Issued By

Date for Issuing 08/01/2007　　2007 年 01 月 08 日

国家食品药品监督管理局

国家食品药品监督管理局制

PRINTED BY STATE FOOD AND DRUG ADMINISTRATION